AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1.  CONTRACT ID CODE:   Pages
                                                   U-CPFF  PAGE  1  OF  7  PAGES
2.  AMENDMENT/MODIFICATION  NO.:  P00008      3.  EFFECTIVE  DATE:  July 7, 2004
4.  REQUISITION/PURCHASE  REQ.  NO.:  SEE  SCHEDULE     5.  PROJECT  NO.  (if
applicable)
6.  ISSUED  BY  AFRL/PK8VI     CODE:  FA9453
     DET  8  AF  RESEARCH  LABORATORY
     DIRECTORATE  OF  CONTRACTING/PK
     2251  MAXWELL  AVE  SE
     KIRTLAND  AFB,  NM  87117-5773
     SHARI  D.  BARNETT  (505)  846-6189
     Shari.Barnett@kirtland.af.mil
7.  ADMINISTERED  BY  (if  other  than  item  6)     CODE:  S0514A
     DCMA  SAN  DIEGO
     7675  DAGGET  ST  SUITE  200
     SAN  DIEGO,  CA  92111-2241
8.  NAME  AND  ADDRESS  OF CONTRACTOR (no., street, country, state and ZIP code)
CODE:  1J2T1     FACILITY  CODE
     SPACEDEV,  INC.
     13855  STOWE  DR
     POWAY  CA  92064
     (858)  375-2011
9A.  AMENDMENT  OF  SOLICITATION  NO.     9B.  DATED  (SEE  ITEM  11)
10A.  MODIFICATION  OF CONTRACT/ORDER NO.:  F29601-03-C-0036     10B. DATED (SEE
ITEM  13):  28  MAR  2003
11.  THIS  ITEM  ONLY  APPLIES  TO  AMENDMENTS  OF  SOLICITATIONS
[  ]  The  above  numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returningcopies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12.   ACCOUNTING  AND  APPROPRIATION  DATA  (If  required):  SEE  SCHEDULE
13. THIS ITEM APPLIES ONLY TO MODIFICATION OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(X)  A.  THIS  CHANGE  ORDER IS ISSUED PURSUANT TO:  () THE CHANGES SET FORTH IN
ITEM  14  ARE  MADE  IN  THE  CONTRACT  ORDER  NO.  ITEM  10A.
      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
      C.  THIS  SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
(X) D. OTHER (Specify type of modification and authority): FAR 52.232-22, Limitation of Funds and 52.243-2 Changes -- Cost Reimbursement
      E.  IMPORTANT:  Contractor  [   ]  is  not,  [X]  is required to sign this
document  and  return  1  copies  to  the  issuing  office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
SUBJECT: EXTENSION, COST GROWTH, AND DESCOPE OF OPTION STATEMENT OF WORK Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A.  NAME  AND  TITLE  OF  SIGNER  (Type  or print)
/s/ Richard B. Slansky, CFO
15B. CONTRACTOR/OFFEROR
/s/ Richard B. Slansky
15C.  DATE  SIGNED
July 6, 2004
16A.  NAME AND TITLE OF SIGNER (Type or print)
Shari D. Barnett
16B. UNITED STATES OF AMERICA
/s/ Shari D. Barnett
SHARI  D.  BARNETT,  Contracting  Officer
16C.  DATE  SIGNED
July 7, 2004
NSN  7540-01-152-8070     30-105
STANDARD  FORM  30  (REV.10-83)
PREVIOUS  EDITION  UNUSABLE
Prescribed  by  GSA
ConWrite  Version  6.1.5
FAR  (48  CFR)  53.243
Created  01  Jul  2004   4:40  PM

PAGE

1. PURPOSE: The contract is hereby modified to extend the period of performance for CLINs 0001-0006, incorporate the cost growth on CLINs 0001-0003, descope the effort for CLINs 0004-0006, transfer funding from InfoCLIN 000401 to InfoCLIN 000105 and decrease the overall contract price as a result of the aforementioned changes. As a result of this action, the contract is modified in the following particulars.

2.  CONTRACT  PRICE:  The  contract  price  is  decreased  by-$87,593.00

3.  AMOUNT  OBLIGATED:   The  total  amount  obligated  to  the  contract is not
changed as a result of this modification. However, funds are transferred from InfoCLIN 000401 to 000105 to fully fund CLINs 0001-0003.

4.  CHANGES  TO  THE  CONTRACT:

     a.  Globally  change  all references to Lt. Jessy Jones to Lt. John Madsen.

     b.  SF26,  Block  15G - Delete $2,565,004.00 and replace with $2,477,411.00

     c.  PART  I  -  THE  SCHEDULE,  SECTION  B  -  SUPPLIES  OR  SERVICES  AND
PRICES/COSTS

      (1)  Revise  as  follows:


                                   Qty                         Unit  Price
ITEM     SUPPLIES  OR  SERVICES    Purch Unit          Total  Item  Amount
----     ----------------------    -----------         -------------------

0001     CLIN  Change                                         $1,670,913.00
                                      Lot                 NTE  +$119,927.00
          Noun:                       SMALL SHUTTLE-COMPATIBLE PROPULSION MODULE
          Total  Quantity:            1
          New  Total  Item  Amount:   $1,670,913.00
          ACRN:                       9
          NSN:                        N  -  Not  Applicable
          Contract  type:             U  -  COST  PLUS  FIXED  FEE
          Inspection:                 DESTINATION
          Acceptance:                 DESTINATION
          FOB:                        DESTINATION
          Descriptive  Data:
          THE  CONTRACTOR  SHALL  FURNISH  ALL  LABOR  ,   SUPPLIES,   HARDWARE,
          MATERIALS, TRAVEL, FACILITIES, AND OTHER DIRECT COSTS REASONABLY REQUIRED TO ACCOMPLISH THE CONTRACTOR'S STATEMENT OF WORK ENTITLED "SMALL SHUTTLE-COMPATIBLE PROPULSION MODULE", DATED 30 AUG 02, TASKS 1-9, HEREBY INCORPORATED BY REFERENCE.

          INCREASE IN VALUE AS A RESULT OF SETTLEMENT OF COST GROWTH AND EXTENSION.

000105     CLIN                       Change
           Noun:                      Funding  Info  Only
           ACRN:                      AE     +$119,927.00
           PR/MIPR:                   GAFRL04X                       $119,927.00

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                                   Qty                         Unit  Price
ITEM     SUPPLIES  OR  SERVICES    Purch Unit          Total  Item  Amount
----     ----------------------    -----------         -------------------

0004      CLIN  Change                                     EST  $806,498.00
                                    Lot                   EST  -$207,520.00
          Noun:                       CONTINUATION OF THE NOMINAL MTV DESIGN
          Total  Quantity:            1
          New  Total  Item  Amount:   $806,498.00
          ACRN:                       9
          NSN:                        N  -  Not  Applicable
          Contract  type:             U  -  COST  PLUS  FIXED  FEE
          Inspection:                 DESTINATION
          Acceptance:                 DESTINATION
          FOB:                        DESTINATION

          Descriptive  Data:
          THE CONTRACTOR SHALL FURNISH ALL LABOR, SUPPLIES, HARDWARE, MATERIALS, TRAVEL, FACILITIES, AND OTHER DIRECT COSTS REASONABLY REQUIRED TO ACCOMPLISH THE CONTRACTOR'S STATEMENT OF WORK ENTITLED "SMALL SHUTTLE-COMPATIBLE PROPULSION MODULE", DATED 30 AUG 02, TASK 10 AS AMENDED ON 15 APR 04, HEREBY INCORPORATED BY REFERENCE.

          CLIN  IS  DECREASED  AS  A RESULT OF THE DESCOPE TO THE OPTION EFFORT.

000401     CLIN  Change

          Noun:                      Funding  Info  Only
          ACRN:                      AE     -$119,927.00
          PR/MIPR:                   GAFRL04Y                       -$119,927.00


     (2) Revise AFMC 5352.216-9001 PAYMENT OF FEE (AFMC) (CPFF) (Jul 1997) as follows:

The estimated cost and fee for this contract are shown below. The applicable fixed fee or target fee set forth below may be increased or decreased only by negotiation and modification of the contract for added or deleted work. As determined by the contracting officer, it shall be paid as it accrues, in regular installments based upon the percentage of completion of work (or the expiration of the agreed-upon period(s) for term contracts).

BASIC  EFFORT:
Estimated  Cost:  $1,575,671
Fixed  Fee:  $95,242.00

Applicable  to  following  Line  Items:  CLINs  0001-0003

OPTION  1:

Estimated  Cost:  $757,275.00
Fixed  Fee:  $49,223.00

Applicable  to  following  Line  Items:  CLINs  0004-0006

     (3) Revise B054 IMPLEMENTATION OF LIMITATION OF FUNDS (Feb 2003) as follows:

          (a) The sum allotted to this contract and available for payment of costs under CLINs 0001-0003 through completion in accordance with the clause in Section I entitled "Limitation of Funds" is $1,575,671. The sum allotted to this contract and available for payment of costs under CLINs 0004-0006 through 15 Oct 04 in accordance with the clause in Section I entitled "Limitation of Funds" is $525,423.00.

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          (b) In addition to the amount allotted under the "Limitation of Funds"
     clause, the additional amount of $95,242.00 is obligated for payment of fee for work completed under CLINs 0001-0003. In addition to the amount allotted under the "Limitation of Funds" clause, the additional amount of $34,152.00 is obligated for payment of fee for work completed under CLINs 0004-0006.

     (4)  Add PRS-B002 COST CAP (Jul 2004) as follows:

As a result of negotiations, the labor overhead and G&A rates shall be capped for the lifetime of this contract. The Labor Overhead rate is capped at 110.00% and the G&A rate is capped at 40.00%. All costs in excess of the said caps shall be borne by the Contractor and shall not be charged to this or any other
Government contract directly or indirectly. Billings are subject to DCMA confirmation.

     d.  PART I - THE SCHEDULE, SECTION C - DESCRIPTION/SPECS/STATEMENT OF WORK:

     Revise C003 INCORPORATED DOCUMENTS/REQUIREMENTS (Apr 1998), paragraph 1 as follows:


1. Work called for by the contract line items specified in SECTION B shall be performed in accordance with the following:

     The contractor's technical proposal entitled "Small Shuttle-Compatible Propulsion Module", dated 30 August 02, is hereby incorporated by reference and constitutes the Statement of Work (SOW) as amended 15 Apr 04 for CLINs 0004-0006.


     e.  PART  I  -  THE  SCHEDULE  SECTION  F  -  DELIVERIES  OR  PERFORMANCE

          Revise  as  follows:




                                               SHIP      MARK      TRANS
ITEM      SUPPLIES SCHEDULE DATA      QTY      TO        FOR       PRI      DATE
----      ------------------------    ---      --        ---       ---     -----
0001                                  1        FA9453              29  NOV  2004

          Noun:                       SMALL SHUTTLE-COMPATIBLE PROPULSION MODULE
          ACRN:                       9
          Descriptive  Data:
          TECHNICAL  COMPLETION  DATE  30  AUG  04
          CONTRACT  COMPLETION  DATE  29  NOV  04



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                                               SHIP      MARK      TRANS
ITEM      SUPPLIES SCHEDULE DATA      QTY      TO        FOR       PRI      DATE
----      ------------------------    ---      --        ---       ---     -----

0003                                  1        FA9453              30  AUG  2004

          Noun:                       HARDWARE
          ACRN:                       U
          Descriptive  Data:
          THE CONTRACTOR SHALL DELIVER A PROTOTYPE MANEUVERING AND TRANSFER VEHICLE PROPULSION MODULE TO:

          AFRL/PSLS
          4600  RANDOLPH  AVE  SE  (BLDG  1010W)
          KIRTLAND  AFB  NM  87117-6008

          MARKED  FOR:  F29601-03-C-0036

          INCLUDE  THE  FOLLOWING  INFORMATION  ON  THE  SHIPPING  LABEL(S):

          INSTRUCTIONS TO RECEIVING PERSONNEL: DO NOT OPEN. CONTENTS ARE SENSITIVE WHEN IMPROPERLY OPENED OR HANDLED. CONTACT THE RESPONSIBLE TECHNICAL PROJECT OFFICER IMMEDIATELY UPON RECEIPT.

          TPOC:  LT  JOHN  MADSEN
          ORGANIZATION:  AFRL/VSE-L
          PHONE  NUMBER:  505-853-2947


0004                                  1        FA9453              04  APR  2005

          Noun:                       CONTINUATION OF THE NOMINAL MTV DESIGN
          ACRN:                       9
          Descriptive  Data:
          TECHNICAL  COMPLETION:  3  JAN  05
          CONTRACT  COMPLETION:  4  APR  05


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                                               SHIP      MARK      TRANS
ITEM      SUPPLIES SCHEDULE DATA      QTY      TO        FOR       PRI      DATE
----      ------------------------    ---      --        ---       ---     -----

0006                                  1        FA9453              03  FEB  2005

          Noun:                       HARDWARE
          ACRN:                       U
          Descriptive  Data:
          Delivery  of  breadboard  test  devices.  The  shipping  address  is:
          AFRL/PSOLS (LMCA), Bldg 1010W, 4600 Randolph, Kirtland AFB NM 87117. Include the contract number and the AFRL Project Manager's name, phone number and office symbol on the shipping documents. Include the following Special Instructions:

          RECEIVING PERSONNEL: DO NOT OPEN. Contents are Sensitive to Damage When Improperly Opened or Handled. Contract the Responsible AFRL Project Manager immediately.

f.  PART  I  -  THE  SCHEDULE,  SECTION  G  -  CONTRACT  ADMINISTRATION  DATA

          (1)  Revise  as  follows:


                                                                      Obligation
ACRN     Appropriation/Lmt  Subhead/Supplemental  Accounting  Data        Amount
----     ---------------------------------------------------------        ------

AE       ACRN  Change                                                     +$0.00
         57   33600  293  4735  635077  6VE0SU  58800  63401F  503000  F03000
         Total  ACRN  Amount:     $800,000.00
         Funding  breakdown:      On  CLIN  000105:     +$119,927.00
                                  On  CLIN  000401:     -$119,927.00
         PR/MIPR:                 GAFRL04X               $119,927.00
                                  GAFRL04Y              -$119,927.00
         JON:  5077SUAA

          (2) Revise the table in G005 PAYMENT INSTRUCTIONS FOR MULTIPLE ACCOUNTING CLASSIFICATION CITATIONS (Mar 2001) as follows:

Payment for all effort under this contract should be made in the order and amounts shown in the informational subline item(s) in Section B, CLIN 0001 of the contract and recapped below. Exhaust the funds in each ACRN before using funds from the next listed ACRN.

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                                                                     PAGE 6 OF 7

ACRN        SUBCLIN  NO.          TOTAL  OBLIGATED
AA          000101                     $375,000.00
AB          000102                    -$375,000.00
AC          000103                     $680,488.00
AD          000104                     $375,000.00
AE          000105                     $240,425.00
AE          000401                     $559,575.00

Total                                $2,230,488.00


     g.  PART  I,  THE  SCHEDULE  -  SECTION  H - SPECIAL CONTRACT REQUIREMENTS:

     Revise  H032  PRINCIPAL  INVESTIGATOR  (Mar  1998)  as  follows:

The SpaceDev Principal Investigator for this effort is Chris Grainger. No substitution shall be made without the prior written approval of the Air Force Procuring Contracting Officer (PCO).

     h.  PART  II,  CONTRACT  CLAUSES  -  SECTION  I  CONTRACT  CLAUSES:

     Revise  AFMC 5352.215-9005 INCORPORATION OF CONTRACTOR'S TECHNICAL PROPOSAL
(AFMC)  (Aug  1998)  as  follows:

          Para  (a),  Paragraph  Numbers:  '5.0'
          Para (a), Paragraph Numbers: '6 Tasks 1-9 and Task 10, as amended 15 Apr 04'
          Para  (a),  Version  Number(s):  'F021-0503'
          Para  (a),  Dated:  '30  AUG  2002'
          Para  (a),  Entitled:  'Small  Shuttle-Compatible  Propulsion  Module'
          Para  (b),  Rank  order:  'last'

5. This Supplemental Agreement constitutes a full and equitable adjustment and the Contractor releases the Government from any and all liability under the contract for further equitable adjustments arising out of or in connection with the changes effected hereby. All other terms and conditions remain unchanged as a result of this modification.

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